UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): January 11, 2024

Reliance Global Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-40020	46-3390293
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

300 Blvd. of the Americas, Suite 105, Lakewood, NJ 08701

(Address of principal executive offices)

(732) 380-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.086 par value per share	RELI	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)
Series A Warrants to purchase shares of Common Stock, par value $0.086 per share	RELIW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

As previously disclosed, Reliance Global Group, Inc., a Florida corporation (the “Company”), Fortman Insurance Services, LLC, Fortman Insurance Agency, LLC, Jonathan Fortman, and Zachary Fortman (collectively, the “Parties”) entered into a purchase agreement on or around May 1, 2019 (the “Purchase Agreement”), whereby the Company purchased the business and certain assets noted within the Purchase Agreement, as well as that certain second amendment to the Purchase Agreement on or around May 18, 2023 (the “Second Amendment”). On January 11, 2024, the Parties entered into that certain third amendment to the Purchase Agreement (the “Third Amendment”), pursuant to which the Parties agreed to a total remaining balance of $423,107 owed to both Jonathan Fortman and Zachary Fortman each under the Purchase Agreement, for a combined total amount owed of $846,214 (the “Remaining Balances”). In satisfaction of such Remaining Balances, the Company agreed to pay $11,000.00 on the first business day of each month to both Jonathan Fortman and Zachary Fortman each until the Remaining Balances are paid in full. In addition, the Parties agreed under the Third Amendment that the remaining Balances shall accrue interest at the rate of 10% per annum until the Remaining Balances are paid in full, with an effective date of January 2, 2024, for purposes of the commencement of interest accrual.

The foregoing description of the terms of the Third Amendment and the transactions contemplated thereby does not purport to be complete, and is qualified in its entirety by reference to the copy of the Third Amendment filed hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amendment to the Purchase Agreement, dated as of January 11, 2024, by and between Reliance Global Group, Inc., Fortman Insurance Services, LLC, Fortman Insurance Agency, LLC, Jonathan Fortman, and Zachary Fortman
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reliance Global Group, Inc.

Dated: January 11, 2024	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer